Supplement, dated August 1, 2006

to Prospectuses, dated May 1, 2006

SUPPLEMENT

TO SEPARATE ACCOUNT NO. 2 PROSPECTUSES

457, TVIF and Thrift Plan Contracts

At a Special Meeting of Shareholders of the Mutual of America Investment Corporation Aggressive Equity Fund, held on July 24, 2006, the shareholders approved the Plan of Reorganization pursuant to voting instructions received from the separate account participants who had assets allocated to the Aggressive Equity Fund on the record date of May 12, 2006. The reorganization will occur on September 1, 2006, at which time all participants having allocations in the Aggressive Equity Fund at the close of trading on August 31, 2006 will automatically receive units of the Small Cap Value and Small Cap Growth Funds equal in value to the units they own in the Aggressive Equity Fund. The respective values of the Small Cap Value and Small Cap Growth Fund units to be received by the shareholders on September 1, 2006 will be equal to the respective net asset values of the small cap value and small cap growth segments of the Aggressive Equity Fund at the close of trading on August 31, 2006. As of September 1, 2006, the Aggressive Equity Fund will cease to exist, and will no longer be available as an investment alternative.

At a Special Meeting of Shareholders of the Mutual of America Investment Corporation Short-Term Bond Fund, held on July 24, 2006, the shareholders approved the merger of the Fund into the Mutual of America Investment Corporation Mid-Term Bond Fund pursuant to voting instructions received from the separate account participants who had assets allocated to the Short-Term Bond Fund on the record date of May 12, 2006. The merger will occur on September 1, 2006, at which time all participants having allocations in the Short-Term Bond Fund at the close of trading on August 31, 2006 will automatically receive units of the Mid-Term Bond Fund equal in value to the units they own in the Short-Term Bond Fund. As of September 1, 2006, the Short-Term Bond Fund will cease to exist and will no longer be available as an investment alternative.

The Conservative Allocation Fund currently invests a portion of its assets in the Short-Term Bond Fund, which portion will automatically be transferred to the Mid-Term Bond Fund on September 1, 2006, and thereafter its investment in the Mid-Term Bond Fund will be increased to approximately 45% of the assets of the Conservative Allocation Fund. The Aggressive Allocation Fund currently invests approximately 10% of its assets in the Aggressive Equity Fund, which portion will automatically be transferred to the Small Cap Value Fund and Small Cap Growth Fund on September 1, 2006, and thereafter approximately 5% of its assets will be allocated to each Fund.